UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

______________________________

Check the appropriate box:

☐  Preliminary Information Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒  Definitive Information Statement

iSatori, Inc.

(Name of Registrant as Specified In Its Charter)

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(2)

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(3)

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(4)

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(5)

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

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(2)

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(3)

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(4)

Dated Filed:

ISATORI, INC.

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To Our Stockholders:

This Information Statement is furnished by the Board of Directors of iSatori, Inc., a Delaware corporation (hereinafter referred to as the “Company”, “we”, “us” or “our”), to holders of record of the Company’s common stock at the close of business on September 27, 2012, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders that a stockholder holding voting rights equivalent to approximately 52.9% of the outstanding voting interests of the Company, executed a written consent in lieu of a special meeting approving the following item:

Authorizing and approving the Company’s 2012 Employee Equity Incentive Plan (the “2012 Plan”).

The accompanying Information Statement, which describes the 2012 Plan in more detail, is being furnished to our stockholders for informational purposes only. Under the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, stockholder action may be taken by written consent without a meeting of stockholders. Approval of the 2012 Plan by the Board of Directors and the written consent of the stockholder is sufficient under the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.  Accordingly, the Plan will not be submitted to the other stockholders of the Company for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the Plan will not be implemented until 20 calendar days after the mailing of this Information Statement to our stockholders, which will be October 31, 2012.

This letter is the notice required by Section 228(e) of the Delaware General Corporation Law. We will first mail this Information Statement to stockholders on October 11, 2012.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

By Order of the Board of Directors of iSatori, Inc. By: Stephen Adelé Chief Executive Officer, President and Chairman of the Board

ISATORI, INC.

15000 W 6th Avenue, Suite 202

Golden, Colorado 80401

_____________________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14c-2 THEREUNDER

_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN

CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

_____________________________________

General

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding and voting shares of stock of iSatori, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”). The purpose of this Information Statement is to provide notice that a stockholder holding voting rights equivalent to approximately 52.9% of the outstanding voting interests of the Company, executed a written consent in lieu of a special meeting approving the following item:

Authorizing and approving the Company’s 2012 Employee Equity Incentive Plan (the “2012 Plan”).

The Company’s Board of Directors (the “Board of Directors” or the “Board”) approved the 2012 Plan on September 27, 2012, which was also the record date for determining the stockholders entitled to give written consent to the 2012 Plan.  This Information Statement will be mailed on October 11, 2012 to those persons who were stockholders of record as of the close of business on the record date. Pursuant to Rule 14c-2 under the Exchange Act, the Plan will not be implemented until 20 calendar days after the mailing of this Information Statement to our stockholders, which will be October 31, 2012.

As the holder of a majority of the Company’s stock has already approved of the 2012 Plan by written consent, the Company is not seeking approval for the 2012 Plan from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the 2012 Plan.  All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the 2012 Plan as required by the Exchange Act.

OUTSTANDING SHARES AND VOTING RIGHTS

Vote Required; Written Consent Obtained

As of the date of the record date on September 27, 2012, 12,622,756 shares of the Company’s common stock were issued and outstanding.

The holders of our shares of common stock are entitled to one vote for each outstanding share on matters submitted to our stockholders. A stockholder holding a majority of the voting rights of all outstanding shares of capital stock approved and ratified the adoption of the 2012 Plan by written consent, dated September 28, 2012. As a result, no other stockholder consents will be solicited in connection with this Information Statement.

The following shareholder voted in favor of the proposal:

Name	Number of Shares Held	Number of Votes	Percentage of Outstanding Shares of Capital Stock
Stephen Adelé Enterprises, Inc.	6,680,203	6,680,203	52.9%

No Dissenters’ Rights

The Delaware General Corporation Law does not provide for dissenter’s rights in connection with the 2012 Plan described in this Information Statement.

ADOPTION OF THE 2012 EMPLOYEE EQUITY INCENTIVE STOCK PLAN

On September 27, 2012, the Company’s Board of Directors adopted the 2012 Plan. The Company’s Board of Directors believes the 2012 Plan is advisable in order to promote the success of the Company and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees and other eligible persons through the grant of equity and cash based incentive awards. Accordingly, the Company’s Board of Directors voted unanimously to adopt the 2012 Plan.

Set forth below is a summary of the 2012 Plan, but this summary is qualified in its entirety by reference to the full text of the 2012 Plan, a copy of which is included as Annex A to this Information Statement.

Eligibility

Persons eligible for participation in the 2012 Plan are (a) officers (whether or not a director) or employees of the Company or its subsidiaries; (b) directors of the Company or its subsidiaries; or (c) individual consultants or advisors.  As of October 31, 2012, the 2012 Plan is expected to have 17 participants.

Administration

The 2012 Plan will be administered by the Board of Directors or one or more committees appointed by the Board or by another committee (within its delegated authority) (the “Administrator”).  The Board of Directors may delegate different levels of authority to different committees with administrative and grant authority under the 2012 Plan.

Shares of Common Stock Subject to the 2012 Plan

The maximum number of shares of the Company’s common stock that may be delivered pursuant to awards granted under the 2012 Plan shall not exceed 500,000 shares of the Company’s common stock, all of which may be granted as incentive stock options within the meaning of Section 422 of the Code (an “ISO”).  Any single participant may receive grants of options or stock appreciation rights covering up to 500,000 shares in any calendar year.

Awards

The 2012 Plan permits the grant of: (a) stock options, which may be intended as ISOs or a nonqualified stock option (an option not intended to be an ISO), but which in all events must be granted with a strike price equal to the fair market value of the common stock on the date of grant; (b) stock appreciation rights, which in all events must be granted with a strike price equal to the fair market value of the common stock on the date of grant; (c) other awards, including: (i) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares; (ii) any similar securities with a value derived from the value of or related to the Company’s common stock and/or returns thereon; or (iii) performance-based cash or equity awards.

The terms of the awards, including vesting and exercisability terms, shall be determined at the time of grant.

Term of the 2012 Plan

Pursuant to Rule 14c-2 under the Exchange Act, the Plan will not be implemented until 20 calendar days after the mailing of this Information Statement to our stockholders, which will be October 31, 2012.  No award will be granted pursuant to the 2012 Plan on or after the date which is ten years from the effective date of the 2012 Plan, but previously granted awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2012 Plan.

Consideration for Awards

The purchase price for any award granted or the common stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•

services rendered by the recipient of such award;

•

cash, check payable to the order of the Company, or electronic funds transfer;

•

notice and third party payment in such manner as may be authorized by the Administrator;

•

the delivery of previously owned shares of common stock;

•

by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of common stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of common stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Company.

Performance Based Compensation

The 2012 Plan provides for the grant of certain awards, the vesting or payment of which may be contingent on the satisfaction of certain performance criteria.  Such performance-based awards are designed to be exempt from the limitations of Section 162(m) of the Code, as described below under “Certain Federal Tax Consequences.”  The maximum number of shares of common stock which may be delivered pursuant to performance-based awards to any one participant in any one calendar year shall not exceed 100,000 shares, and the maximum amount of cash compensation payable pursuant to performance-based awards to any one participant in any one calendar year shall not exceed $1,500,000.

The 2012 Plan includes the following performance criteria that may be used by the Administrator when granting performance-based awards: (i) earnings per share, (ii) cash flow, (iii) total stockholder return, (iv) gross revenue, (v) revenue growth, (vi) operating income , (vii) net earnings, (viii) return on equity, capital employed, or on assets or on net investment, cost containment or reduction, (ix) operating margin, or (x) any combination thereof.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2012 Plan transactions is based upon federal income tax laws in effect on the date of this Information Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified stock options. The grant of a nonqualified stock option under the 2012 Plan will not result in any federal income tax consequences to the Participant or to the Company. Upon exercise of a nonqualified stock option, the Participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price.  If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the Participant, subject to possible limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), including Section 162(m) thereof.  Any gain or loss on the Participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2012 Plan will not result in any federal income tax consequences to the Participant or to the Company. A Participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the Participant has held the shares. If the Participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the Participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the Participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the Participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a Participant’s alternative minimum tax liability exceeds such Participant’s regular income tax liability, the Participant will owe the larger amount of taxes.

Restricted Stock. The grant of restricted stock will generally subject the recipient to ordinary compensation income on the excess of the fair market value of the shares on the date that the restrictions lapse over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the recipient’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards.  Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards.  If the participant is an employee, this income is subject to withholding for income and employment tax purposes.  The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code.  Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer.  An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan and other forms of equity incentives the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals.  The Company intends that options and stock appreciation rights granted under the 2012 Plan be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and that performance-based awards also be treated as “qualified performance based compensation,” but it makes no assurance that such either type of awards will be so treated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of our common stock beneficially owned by (1) each of our directors, (2) each of our named executive officers, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting stock. We have determined the beneficial ownership shown on this table in accordance with Rule 13d-3 of the Exchange Act. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of September 27, 2012. Each stockholder’s beneficial ownership is based on 12,622,756 shares of Company common stock outstanding.  Unless otherwise indicated in the footnotes to the following table, the address of each person or entity named in the following table is c/o iSatori, Inc., 15000 W 6th Avenue, Suite 202, Golden, Colorado 80401.  To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from September 27, 2012 are included as outstanding and beneficially owned by that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

	Amount and Nature of Beneficial Ownership
Beneficial Owner	Number of Shares	Percentage

Named Executive Officers and Directors
Stephen Adelé (1) Chief Executive Officer, President and Chairman of the Board	6,680,203	52.9%
Russell Cleveland (2)(3) Director	4,457,439	30.4%
Robert M. Galecke (4) Director	50,273	*%
Morgan Bradford (5) Director	1,873	*%
Todd Ordal (6) Director	1,873	*%
Mike Wilemon (7) Chief Financial Officer and Secretary	133,604	*%
All Executive Officers and Directors as a group (8)	11,325,265	83.3%
5% Stockholders
RENN Universal Growth Investment Trust PLC (9)	3,157,741	21.8%
RENN Global Entrepreneurs Fund Inc (10)	1,283,361	9.0%

*

Represents less than 1%.

(1)

Stephen Adelé Enterprises, Inc. is the record holder of 6,680,203 of these shares. Mr. Adelé is the sole stockholder of Stephen Adelé Enterprises, Inc., and may be considered to have beneficial ownership of the Stephen Adelé Enterprises, Inc. interests. Includes currently exercisable options to purchase 322,740 shares of common stock.

(2)

Includes 667,359 shares of common stock issuable upon the exercise of warrants and 1,874 shares of common stock issuable upon the conversion of Series D preferred stock. The address for this person is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(3)

Mr. Cleveland is employed as President and CEO of RENN Capital Group, Inc., which serves as investment manager to RENN Global Entrepreneurs Fund, Inc. and to RENN Universal Growth Investment Trust PLC. Mr. Cleveland disclaims beneficial ownership of all shares held by RENN Global Entrepreneurs Fund, Inc. and to RENN Universal Growth Investment Trust PLC except to the extent of his pecuniary interest therein.

(4)

Includes 836 shares of common stock issuable upon the exercise of warrants, 1,990 restricted shares and 31,918 shares of common stock issuable upon the exercise of outstanding option.

(5)

Includes 1,873 restricted shares.

(6)

Includes 1,873 restricted shares.

(7)

Includes currently exercisable options to purchase 133,604 shares of common stock.

(8)

Includes currently exercisable options to purchase 1,162,383 shares of common stock and 836 shares of common stock issuable upon the exercise of warrants.

(9)

Includes 498,725 shares of common stock issuable upon the exercise of warrants and 937 shares of common stock issuable upon the conversion of Series D preferred stock. The address for this company is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

(10)

Includes 168,634 shares of common stock issuable upon the exercise of warrants and 937 shares of common stock issuable upon the conversion of Series D preferred stock. The address for this company is 8080 N. Central Expressway, Suite 210; Dallas, TX 75206.

DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors (the “Board”) and executive officers of the Company are as follows:

Name	Age	Position
Stephen Adelé	41	Chief Executive Officer, President and Chairman of the Board
Russell Cleveland	73	Director
Robert M. Galecke	68	Director
Bradford Morgan	66	Director
Todd Ordal	55	Director
Mike Wilemon	64	Chief Financial Officer and Secretary

Stephen Adelé has served as the Company’s Chief Executive Officer and President since February 17, 2012.  Mr. Adelé founded iSatori in 2001 and has served as its Chief Executive Officer since that time.  Prior to founding iSatori, Mr. Adelé served as executive vice president for Experimental and Applied Sciences (EAS) from April 1995 to May 2000.  At EAS, Mr. Adelé sourced and secured foreign distribution partners, developed strategic partnerships, set up local manufacturing, and assisted partners in developing strategic growth plans.  In addition, he worked with regulatory agencies to ensure governmentally compliant formulated products and established a distribution center in Tilburg, Netherlands, as well as manufacturing in Germany and New Zealand.

Mr. Adelé earned his bachelor’s degree in finance, with a minor in international studies, from the University of Colorado. Mr. Adelé is the author of several books on fitness, nutrition and wellness and has published numerous articles on these topics. As the CEO of iSatori, he was named as a finalist for Entrepreneur of the Year by Ernst & Young in 2006 and 2007, named a finalist for “Best Boss in America” by Fortune magazine, won the prestigious Gold Award for growth in small businesses by Nutrition Business Journal, was named Outstanding Young Coloradan in 2009 and was nominated for Outstanding Young American in 2010.

The Company believes Mr. Adelé, due to his longstanding commitment to iSatori, his substantial knowledge of the Company’s business, and his expertise in financial, business and related matters, is qualified to be a member of the Board.

Russell Cleveland served as Chairman of the Board and Acting Chief Executive Officer of Integrated from April 1, 2011 through April 5, 2012, has been a director of the Company since February 2001 and served as Chairman of the Board during fiscal 2008. Mr. Cleveland has served as the  the President, Chief Executive Officer, sole director and majority shareholder of Renn Capital Group, Inc.   He has served as President, Chief Executive Officer and director of RENN Global Entrepreneurs Fund, Inc. since its inception in 1994. Mr. Cleveland is a Chartered Financial Analyst with more than 40 years experience as a specialist in investments for smaller capitalization companies. Mr. Cleveland has also served as President of the Dallas Association of Investment Analysts. He also serves on the Boards of Directors of Access Plans, Inc., Cover-All Technologies, Inc. and RENN Entrepreneurial Fund Limited. Mr. Cleveland is a graduate of the Wharton School of Commerce and Finance of the University of Pennsylvania.

The Company believes that Mr. Cleveland, due to his considerable experience with building successful businesses, as well as his extensive knowledge and understanding of accounting and finance matters, is qualified to be a member of the Board.

Robert M. Galecke has served as a director of the Company since May 1996. Mr. Galecke joined the University of Dallas in June 1996 and currently serves as Executive Vice President of the University of Dallas.  Mr. Galecke also has been Chairman, President or CEO of public companies in healthcare, real estate and financial services, as well as having spent 20 years in the commercial banking industry.  Mr. Galecke received a graduate degree from the School of Banking at the University of Wisconsin, Madison, and a B.S. in Economics from the University of Wisconsin at Stevens Point.

The Company believes that Mr. Galecke, due to his considerable experience managing public companies, as well as his extensive knowledge and understanding of finance matters and commercial banking, is qualified to be a member of the Board.

Bradford Morgan is the President of Cogency, a consulting company specializing in marketing and business strategy. Prior to founding Cogency in 1998, Mr. Morgan served as the Senior Vice President of Harrah’s Entertainment, Inc. from 1994 through 1997. Prior to joining Harrah’s Entertainment, Inc., Mr. Morgan served as Executive Vice President – Marketing and Sales for Visa U.S.A., Inc. from 1988 through 1993. Prior to Visa U.S.A., Mr. Morgan served as Group Product Manager for Procter & Gamble consumer products company. Mr. Morgan received his bachelors in agricultural economics from Cornell University and his MBA from Colgate Darden School at the University of Virginia.

The Company believes that Mr. Morgan, due to his considerable leadership experience in public companies, as well as his extensive knowledge and understanding of marketing and sales matters, is qualified to be a member of the Board.

Todd Ordal is the President and founder of Applied Strategy, LLC, a private consulting company providing consulting and coaching services to chief executive officers and other executives around the world. Prior to founding Applied Strategy, LLC, Mr. Ordal served as Chief Executive Officer of Dore Achievement Centers from December 2002 until November 2004. Prior to joining Dore Achievement Centers, Mr. Ordal served President and Chief Executive Officer of Classic Sports Companies from January, 2001 until December, 2002. Prior to Classic Sport Companies, Mr. Ordal served as a Division President for Kinko’s where he had accountability for $500 million in revenue, 300 stores and 7,000 people. Mr. Ordal served as a member of the board of directors for Kinko’s Service Corporation from July 1992 until July 1997. He has also served on several non-profit board and boards of advisors. Mr. Ordal received his bachelors in psychology from Morehead State University and his MBA from Regis University.

The Company believes that Mr. Ordal, due to his considerable experience with growing successful businesses, as well as his extensive knowledge and understanding of marketing and finance matters, is qualified to be a member of the Board.

Michael Wilemon, has served as the Company’s Chief Financial Officer and Secretary since February 17, 2012. Mr. Wilemon joined iSatori in May 2004 as its Chief Financial Officer and Secretary. Prior to joining iSatori, Mr. Wilemon served as Vice President and Chief Financial Officer for RMO, Inc. from 1998 through April 2004. Prior to joining RMO, Inc., Mr. Wilemon served as Controller for American Wyott Corporation from 1996 through 1998 and for Victory Climate Systems (d/b/a SCS/Frigette) from 1992 through 1996. Mr. Wilemon received his bachelor’s degree in accounting from Texas Christian University.

Family Relationships

There are no family relationships among any of the Company’s directors and executive officers.

EXECUTIVE COMPENSATION

On February 17, 2012, Integrated Security Systems, Inc., a Delaware corporation (“ISSI”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with iSatori Technologies, Inc., a Colorado corporation (“iSatori Tech”), and ISSI’s newly formed, wholly owned subsidiary, iSatori Acquisition Corp., a Delaware corporation (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub merged with and into iSatori Tech, with iSatori Tech being the surviving entity (the “Merger”).  As a result of the Merger, iSatori Tech became a wholly owned subsidiary of ISSI, and ISSI became an operating company.  After the closing of the Merger, 60% of ISSI’s outstanding common stock was owned by the current stockholders of iSatori Tech and 40% of the stock was owned by the current stockholders of ISSI.

On June 29, 2012, iSatori Tech was merged with and into ISSI. pursuant to a short-form merger effected under Delaware law. In connection with such merger, ISSI changed its name to iSatori, Inc.

On April 26, 2012, the Company changed its fiscal year end to December 31.

Summary Compensation Table – Integrated Security Systems, Inc. (ISSI)

The following table shows the compensation of the executive officers of ISSI and its subsidiaries whose compensation exceeded $100,000 for the fiscal years ended June 30, 2011 and 2010.

Name and Principal Position	Year	Salary	Bonus	Non Equity Incentive Plan Compensation(5)		All Other Compensation	Total
Russell Cleveland(1)	2011	$–	$–	$–		$–	$–
Former Board Chairman and Acting CEO
Brooks Sherman(2)	2011	$127,500	$60,000	$25,410		$6,387	$219,297
Former Board Chairman and CEO	2010	180,000	–	–		5,400	185,400
Sharon Doherty(3)	2011	$100,000	$10,000	$14,117		$3,724	$127,840
Former CFO	2010	93,333	–	–		3,900	97,233
Paul Matthews(4)	2011	$87,500	$–	$15,925		$10,513	$113,938
Former President & COO of B&B ARMR Corp.	2010	150,000	–		–	4,500	154,500

(1)

Appointed as Chairman of the Board and Acting CEO of Integrated effective April 1, 2011 and took no compensation as principal officer.  He is employed as President and CEO of RENN Capital Group, Inc., which serves as investment manager to RENN Global Entrepreneurs Fund, Inc. and to RENN Universal Growth Investment Trust PLC.

(2)

Began employment on August 29, 2008 and resigned March 31, 2011.

(3)

Began employment on January 12, 2009 and resigned April 5, 2012.

(4)

Began employment on November 8, 2004 and resigned January 31, 2011 upon the sale of the operations of B&B ARMR Corp.

(5)

The non-equity incentive plan was a short-term incentive plan for fiscal year 2011 offered to executives and senior management based on operating earnings compared to segment targets set by the Compensation Committee of the Board of Directors of Integrated.  Due to the sale of operations on January 31, 2011, the performance was measured for the seven months ending January 31, 2011 compared to the same target period.

No other executive officer’s salary and bonus exceeded $100,000 annually and no executive had any form of long-term incentive plan compensation arrangement with ISSI during the fiscal years ended June 30, 2011 or 2010.

Summary Compensation Table - iSatori

The following table shows the compensation of the principal executive officer and the executive officers of iSatori whose compensation exceeded $100,000 for the fiscal years ended December 31, 2011 and 2010.

Name and Principal Position	Year	Salary	Bonus	Non Equity Incentive Plan Compensation	All Other Compensation	Total
Stephen Adelé	2011	$153,750	$—	$—	$57,888	$211,638
CEO and President	2010	125,000	—	—	54,717	179,717
Mike Wilemon	2011	$125,609	$—	$—	$23,117	$148,726
CFO and Secretary	2010	110,000	—	—	16,951	126,951

No other executive officer’s salary and bonus exceeded $100,000 annually and no executive had any form of long-term incentive plan compensation arrangement with iSatori during the fiscal years ended December 31, 2011 or 2010.

On February 17, 2012, the Company entered into an employment agreement with Stephen Adelé. Pursuant to the employment agreement, Mr. Adelé’s annual base salary is set at $225,000.  In addition, Mr. Adelé, is eligible to earn a bonus based upon the financial performance of the Company above established hurdle rates. The term of the employment agreement is one year, commencing on the April 5, 2012, and is renewable annually.

Stock Option Grants - Integrated Security Systems, Inc. (ISSI)

There were no grants of stock options to executive officers of ISSI during fiscal years 2010 or 2011.

Stock Option Grants – iSatori

There were no grants of stock options to executive officers of iSatori during fiscal years 2010 or 2011.

Outstanding Equity Awards at Fiscal Year End – Integrated Security Systems, Inc. (ISSI)

The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of options held by the named executive officers of ISSI at June 30, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (a)	Option Exercise Price	Option Expiration Date

Sharon Doherty	6,667	3,333	$3.00	4/1/2014

(a) The vesting date of these options is April 1, 2012 and the market value is $0.

Outstanding Equity Awards at Fiscal Year End – iSatori

iSatori had no outstanding equity awards at December 31, 2011.

2011 Director Compensation

ISSI’s directors were compensated by either restricted stock awards or incentive stock options, at the choice of the individual director, in an amount equivalent to $10,000 annually for serving on the board in addition to $1,250 for each committee on which they serve.  In addition, Mr. Robert Galecke was paid $10,000 annually for his services as ISSI’s audit committee chairman.  All ISSI directors were also reimbursed for their out-of-pocket expenses incurred in connection with their attendance at board meetings.

Mr. Cleveland served on the board representing the interests of the RENN Capital Group, Inc. funds and his director fees were income to certain funds.

The following table shows the compensation of the directors of ISSI for the fiscal year ended June 30, 2011.

Name	Fees Earned or Paid in Cash(2)	Stock Awards	Option Awards (1)	All Other Compensation	Total
William Breedlove	$6,250	$-	$5,985	$5,000	$17,235
Russell Cleveland	6,250	12,500	-	-	18,750
Robert Galecke	10,000	-	9,576	5,000	24,576
Frank Marlow	6,250	-	5,985	5,000	17,235

(1)  These represent one option award, and are the only stock-based equity awards outstanding at the fiscal year end.

(2)  These fees earned were waived, reversed and never paid pursuant to a meeting of the Board on January 3, 2012.

Current Director Compensation

iSatori directors are compensated with cash payments of $1,250 per quarter, payable in arrears, which payments began on June 30, 2012.  Directors also receive an annual grant of restricted shares, vesting one year from the grant date, with a market value of $5,000 based on the trailing five day average Company stock price. The first grant has been made and future grants are planned to occur on or around April 30 of each year.  In addition, the chair of the Audit Committee of the Board will receive an additional cash payment of $312.50 per quarter and an additional annual grant of restricted shares with a market value of $1,250.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about securities that have been issued or are issuable under equity compensation plans as of June 30, 2011:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan
Equity Compensation plans approved by security holders
1997 Omnibus Stock Plan	10,500	$41.54	—
2009 Long-Term Incentive Plan	81,816	$0.67	168,184
Total	92,316	$5.05	168,184

The following table provides information about securities that have been issued or are issuable under equity compensation plans as of December 31, 2011:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan
Equity Compensation plans approved by security holders
2011 Equity Incentive Plan	1,233,129	$0.57	—
1997 Omnibus Stock Plan	10,500	$41.54	—
2009 Long-Term Incentive Plan	81,816	$0.67	168,184
Total	1,325,445	$0.90	168,184

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement. We are asking brokerage houses, custodians, nominees, and fiduciaries to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at: iSatori, Inc., 15000 W 6th Avenue, Suite 202, Golden, Colorado 80401 Attn: Secretary or emailing us at InvestorRelations@isatori.com.

MISCELLANEOUS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at 303-215-9174 or by mail to our address iSatori, Inc., 15000 W 6th Avenue, Suite 202, Golden, Colorado 80401, Attn: Secretary or emailing us at InvestorRelations@isatori.com.

We file annual, quarterly and current reports, proxy statements and other information with the Commission. You can read and copy any materials that the Company files with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the Commission’s Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission also maintains a website that contains information we file electronically with the Commission, which you can access over the Internet at www.sec.gov.

Golden, Colorado October 11, 2012	By Order of the Board of Directors of iSatori, Inc. By: Stephen Adelé Chief Executive Officer, President and Chairman of the Board of Directors

ANNEX A

ISATORI, INC.

2012 EMPLOYEE EQUITY INCENTIVE PLAN

1.

PURPOSE OF PLAN

1.1

The purpose of this 2012 Employee Equity Incentive Plan (this “Plan”) of iSatori, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.

ELIGIBILITY

2.1

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.

PLAN ADMINISTRATION

3.1  The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2  Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)

determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)

grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)

approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)

construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)

cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)

accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)

adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 and the prohibition on repricing set forth in Section 8.14;

(h)

determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)

determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)

acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)

determine the Fair market value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3  Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4  Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5  Delegation.  The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.

SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1  Shares Available.  Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2  Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan shall not exceed 500,000 shares of Common Stock (the “Share Limit”).

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3  Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underling the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4  Reservation of Shares; No Fractional Shares; Minimum Issue.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.

AWARDS

5.1  Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1  Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2  Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3  Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair market value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable award agreement. The maximum term of a SAR shall be ten (10) years.

5.1.4  Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

5.2  Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted with an exercise or base price not less than the Fair market value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1  Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2  Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity, capital employed, or on assets or on net investment, cost containment or reduction, operating margin, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3  Form of Payment; Maximum Performance-Based Award.  Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2. The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs) to any one participant in any one calendar year shall not exceed 100,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of cash compensation to be paid to any one participant in respect of all Performance-Based Awards in any one calendar year shall not exceed $1,500,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

5.2.4  Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5  Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6  Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

5.3  Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4  Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5  Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•

services rendered by the recipient of such award;

•

cash, check payable to the order of the Corporation, or electronic funds transfer;

•

notice and third party payment in such manner as may be authorized by the Administrator;

•

the delivery of previously owned shares of Common Stock;

•

by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6  Definition of Fair market value.  For purposes of this Plan “Fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last sale price for a share of Common Stock as furnished by the OTCBB (the “OTCBB”) or other principal stock exchange on which the Common Stock is then listed for the date in question or, if no sales of Common Stock were reported by the OTCBB or other such exchange on that date, the last price for a share of Common Stock as furnished by the OTCBB or other such exchange for the next preceding day on which sales of Common Stock were reported by the OTCBB. If the Common Stock is no longer listed or is no longer actively traded on the Global Select Market or listed on a principal stock exchange as of the applicable date, the Fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7  Transfer Restrictions.

5.7.1  Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2  Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3  Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)

transfers to the Corporation,

(b)

the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)

subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)

if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)

the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8  International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9  Limitations on Vesting.  With respect to any Full-Value Award, the vesting of which is based solely on service with the Corporation (and not upon, either all or in part, the attainment of any performance measures), the minimum period of service required for such award to vest is 3 years following the grant of such award, provided that such award may vest ratably in no less than equal annual increments over such period. With respect to any Full-Value Award that is a Performance-Based Award, the applicable performance measurement period as described in Section 5.2.2 may not be less than 1 year. The Administrator may not waive the applicable vesting requirements for any Full-Value Award except in the case of death, disability, retirement, and change in control. The term “Full-Value Awards” includes awards of restricted stock and other so-called “Full-Value Awards” granted under this Plan, other than those option or stock appreciation rights grants the per share exercise or base price, as applicable, of which is at least equal to the fair market value of a share of our common stock at the time of grant of the award.

6.

EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1  Termination of Employment.

6.1.1

The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2

For awards of stock options, unless the award agreement provides otherwise, the exercise period of vested options shall expire: (1) 3 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; (2) that in the case of a participant whose termination of employment is due to death or “total disability” (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon the last day the participant is employed by or provides services to the Corporation or a Subsidiary for any participant whose employment or services are terminated for “cause” (as defined in the applicable award agreement). The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

6.2  Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3  Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.

ADJUSTMENTS; ACCELERATION

7.1

Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2

Change in Control Event.  Upon a Change in Control Event, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control Event.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control Event (or upon any other event or other circumstance related to the Change in Control Event, such as an involuntary termination of employment occurring after such Change in Control Event, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control Event.

For purposes of this Plan, “Change in Control Event” means any of the following:

(a)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then-outstanding Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

(b)

Individuals who, as of the Effective Date (as defined in Section 8.6.1), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election or proxy contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)

Consummation of a reorganization, merger, arrangement, business combination, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions (after giving effect to the overall decrease in ownership as a result of the Business Combination) as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of more than 50% existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)

Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (a) above that a Person must acquire more than 50% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities for a Change in Control Event to have occurred if the Administrator determines that the percentage acquired by a Person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control Event unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3

Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control Event (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control Event and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4

Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5

Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.

OTHER PROVISIONS

8.1  Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2  Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3  No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4  Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5  Tax Withholding.  Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)

require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)

deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6  Effective Date, Termination and Suspension, Amendments.

8.6.1  Effective Date and Termination.  This Plan was approved by the Board on September 27, 2012 and shall be submitted for and subject to stockholder approval no later than twelve months thereafter. This Plan will be effective on the Stockholder Approval Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on September 27, 2022. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2  Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3  Stockholder Approval.  To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4  Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5  Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7  Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8  Governing Law; Construction; Severability.

8.8.1  Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2  Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3  Plan Construction.

(a)  Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)  Section 162(m).  Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c)  Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement payment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Where necessary, the terms of the Plan, and any award agreement, shall be interpreted to comply with Code section 409A (including, specifically, whether a participant has incurred a separation from service or whether the Corporation has undergone a change in the ownership or effective control or a change in a substantial portion of the assets of the Corporation).

8.9  Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10  Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11  Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12  No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13  Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14  Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation, (i) authorize the amendment of any outstanding award to reduce the price per share, (ii) authorize the cancellation of any outstanding award in exchange for the grant of an award having a lesser price per share, or (iii) authorize the cancellation of any outstanding option or SAR in exchange for cash, restricted stock or any other award.